SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report:   April 21, 1999



                              Express Scripts, Inc.
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             (Exact Name of Registrant as specified in its Charter)



 Delaware                     0-20199                              43-1420563
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(State or other         (Commission File No.)                  (I.R.S. Employer
 jurisdiction of                                                Identification
   corporation)                                                  No.)



14000 Riverport Drive, Maryland Heights, Missouri                       63043
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(Address of Principal Executive Offices)                             (Zip Code)



Registrant's telephone number, including area code:        (314) 770-1666
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          (Former name or former address, if changed since last report)

Item 5.  Other Events

     On April 21, 1999, Express Scripts, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1, and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) The following exhibit is filed as part of this report on Form 8-K:

                Exhibit 99.1 Press  release,  dated April 21, 1999, by Express
                 Scripts, Inc.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                EXPRESS SCRIPTS, INC.



Date:    May 13, 1999           By:  /s/ Barrett A. Toan
                                 Barrett A. Toan
                                 President and Chief Executive Officer

                                  EXHIBIT INDEX


   Exhibit No.     Description

      99.1 Press release, dated April 21, 1999, by Express Scripts, Inc.